STARBOARD INVESTMENT TRUST

Rx Fundamental Growth Fund

Supplement to the Prospectus,
Summary Prospectuses and
 Statement of Additional Information
August 28, 2014
This supplement to the Prospectus, Summary Prospectuses and Statement of Additional Information dated October 16, 2013 for the Rx Fundamental Growth Fund ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to update language in the Prospectus dated October 16, 2013 relative to Net Annual Fund Operating Expenses for the Fund and the intent of FolioMetrix, the investment advisor to the Fund ("Advisor") to limit the total operating expense, including the fees and expenses of acquired mutual funds owned by the Fund as portfolio investments, effective June 1, 2014.
Prospectus
One page 2 of the Prospectus, the table titled "Annual Fund Operating Expenses" under the section titled "Fees and Expenses of the Fund" is revised by replacing the third and fourth footnotes of the table in their entirety with the following:
3            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses ((exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan) including acquired fund fees and expenses to not more than 1.99% of the average daily net assets of the Fund through August 31, 2015.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

On page 15 of the Prospectus, the subsections captioned "Operating Plan" and "Fee Reduction Agreement" under the section titled "Additional Information on Expenses" are revised by replacing both subsections in their entirety with the following:
Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds ((exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan) including acquired fund fees and expenses are limited to: 1.99% of the Fund for the period ending August 31, 2015.  The Expense Limitation Agreement may not be terminated prior to that date.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the Investment Company Act of 1940, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Investors Should Retain This Supplement for Future Reference